Trade and other receivables, net	12 Months Ended
Dec. 31, 2021
Disclosure of trade and other receivables [text block] [Abstract]
Trade and other receivables, net

Note 18. Trade and other receivables, net

	For the year ended December 31
	2021	2020
Trade receivables, net of discounts [1]	$111,071	$95,819
Impairment of trade receivables	(8,755)	(9,573)
Other receivables	15,132	10,247
Trade receivables, net of discounts and impairment	$117,449	$96,493

[1]	Discount and return provision amounts to $7,345 (2020: $3,878).

Refer to Note 27. Financial instruments for the Group’s disclosures on credit risk management and expected credit losses.

The Group has entered into factoring arrangements to sell certain trade receivables to third parties under recourse programs, retaining all risk and rewards incidental to the trade receivables, so no derecognition of the financial assets has been performed. Refer to Note 19.